Exhibit 32.2

CERTIFICATION PURSUANT TO18
U.S.C. SECTION 1350AS
ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Theragenics Corporation®, (the “Company”) on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James A. MacLennan, Treasurer and Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

By:   /s/ James A MacLennan
        James A. MacLennan
        Treasurer and Chief Financial Officer
        September 14, 2003